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Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Bauersfeld, certify that:

  1.
  the accompanying Annual Report on Form 10-K for the year ended December 31, 2014 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Armored AutoGroup Inc. at the dates and for the periods indicated.

        A signed original of this written statement required by Section 906 has been provided to Armored AutoGroup Inc. and will be retained by Armored AutoGroup Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

/s/ MICHAEL BAUERSFELD Michael Bauersfeld Executive Vice President, Chief Financial Officer and Principal Accounting Officer March 27, 2015

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  Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002